SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):

                    September 29, 2005 (September 30, 2005)`


                              RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          Colorado                       0-7501                  83-0214117
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

              3318 Hwy 5, No. 504; Douglasville, Georgia 30135-2308
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                    (Address of principal executive offices)

                                  404-348-4728
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              (Registrant's telephone number, including area code)

                     125 Valleyside Drive, Dallas, GA 30157
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425).

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12).

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)).

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c)).

ITEM 801.  OTHER EVENTS

On September 29, 2005, Ruby Mining Company (the "Company") closed the second traunche of its $2,500,000 financing (the "Financing") with The NIR Group of Rosalyn, New York, first announced by the Company in June of this year. Pursuant to this second traunche, the Company issued $800,000 of callable secured convertible notes and five-year warrants to purchase 3,076,923 shares of the Company's Common Stock at an exercise price of $.25 per share, the terms of which notes and warrants are described in the Company's 8-K filing on June 30, 2005. The second traunche was predicated upon the Company's filing of an SB-2 Registration Statement covering the shares underlying the callable secured convertible notes and warrants issued and to be issued pursuant to the terms of the Financing, which Registration Statement was filed with the United States Securities and Exchange Commission on September 26, 2005. A third and final traunche in the amount of $850,000 is predicated upon the effectiveness of the Registration Statement.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               RUBY MINING COMPANY
                                               (Registrant)


Dated: September 30, 2005                      By  /s/  Murray D. Bradley, Jr.
                                                  ------------------------------
                                                    Murray D. Bradley, Jr.
                                                    Chief Financial Officer














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